                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              PMC Capital, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                PMC CAPITAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                             WEDNESDAY, MAY 15, 2002



To the Shareholders of PMC CAPITAL, INC.:

         The Annual Meeting of Shareholders (the "Annual Meeting") of PMC Capital, Inc. (the "Company") will be held at its corporate headquarters, 18111 Preston Road, Suite 600, Dallas, Texas, on Wednesday May 15, 2002, at 9:30 a.m., local time, for the following purposes:

         (1) To elect two directors, each to hold office for a term of three years and until their respective successors shall have been elected and qualified;

         (2) To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company; and

         (3) To transact such other business as may properly come before such meeting.

         April 1, 2002 has been fixed as the date of record for determining shareholders entitled to receive notice and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,


                                             /s/ LANCE B. ROSEMORE

                                             Lance B. Rosemore,
                                             Secretary

April 19, 2002




         YOUR VOTE IS IMPORTANT. PLEASE DATE, VOTE, SIGN AND MAIL BACK THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE.

                                PMC CAPITAL, INC.
                          18111 PRESTON ROAD, SUITE 600
                               DALLAS, TEXAS 75252

                                 PROXY STATEMENT

         The persons named in the accompanying form of proxy have been authorized to solicit proxies from shareholders of PMC Capital, Inc. (the "Company") on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 15, 2002 (the "Annual Meeting") and at any adjournments thereof. The notice of the Annual Meeting, the proxy statement and the form of proxy are mailed to shareholders of the Company on or about April 19, 2002. Any shareholder giving a proxy in the accompanying form will retain the power to revoke it prior to its exercise by later proxy received by the Company or by giving notice of revocation to the Company in writing or at the Annual Meeting.

                         RECORD DATE; VOTING SECURITIES

         The record date for shareholders entitled to vote at the Annual Meeting is the close of business on April 1, 2002 (the "Record Date") at which time the Company had issued and outstanding 11,853,516 shares of its common stock (the "Common Stock"). The Common Stock is the only voting class of capital stock of the Company issued and outstanding. In deciding all questions, a holder of Common Stock shall be entitled to one vote for each share.

                          PURPOSE OF THE ANNUAL MEETING

         At the Annual Meeting, the Company's shareholders will be asked to consider and vote on the following proposals:

         (i) To elect two directors, for terms to expire at the 2005 annual meeting of shareholders and until their respective successors shall have been elected and qualified;

         (ii) To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company; and

         (iii) To transact such other business as may properly come before the Annual Meeting.

The Board of Directors does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have directions to vote on such matters in accordance with their best judgment.

                         QUORUM AND VOTING REQUIREMENTS

         The holders of record of a majority of the outstanding shares of Common Stock at the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting until a quorum is obtained.

         Each share of Common Stock may be voted for up to two (2) individuals (the number of directors to be elected) as directors of the Company. The two (2) nominees for director receiving the highest number of votes cast by holders of shares of Common Stock present or represented by proxy at the Annual Meeting will be elected as directors by the Company, if a quorum is present thereat. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees set forth in this Proxy Statement.

         Approval of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be necessary for ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the year ending December 31, 2002.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the shareholders for a vote; however, abstentions will not be deemed outstanding and, therefore, will not be counted in the tabulation of votes on the proposals presented to the shareholders.

         The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                              RIGHT TO REVOKE PROXY

         Any shareholder giving the proxy enclosed with the Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving notice of such revocation, or by delivering a later-dated proxy, to the Secretary of the Company prior to the Annual Meeting. Shareholders will also have an opportunity to revoke their proxies by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

                            I. ELECTION OF DIRECTORS

GENERAL

         The Company's Articles of Incorporation currently provide for a Board of Directors of not less than five (5) and no more than twenty (20) directors, as fixed, from time to time, by the Board of Directors. Pursuant to the Articles of Incorporation, the directors are divided into three classes, with each class serving a three-year term and one class being elected by the shareholders annually. The Board of Directors currently consists of seven (7) members divided among the three classes of directors.

NOMINEES

         Set forth below is the principal occupation of, and certain other information with respect to, each of the nominees for election as a director of the Company, to hold office until the 2005 annual meeting of shareholders and, in each case until their respective successors shall have been elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELECT THE TWO NOMINEES FOR DIRECTORS.

         DR. MARTHA R. GREENBERG(1) - Dr. Greenberg, 50, has practiced optometry for 28 years in Russellville, Alabama and currently serves on the Board of Trustees of Southern College of Optometry. Dr. Greenberg has been a trust manager of PMC Commercial Trust, a Texas real estate investment trust and an affiliate of the Company ("PMC Commercial") since May 1996 and a director of the Company since 1984.

         MR. THEODORE J. SAMUEL - Mr. Samuel, 53, has been self employed in the real estate lending and venture capital investment business since 1995. From 1990 through 1995, Mr. Samuel was Chairman and Chief Executive Officer of Niagara Asset Management Corporation and Niagara Investment Corporation, subsidiaries of KeyBank of Cleveland, Ohio. The Niagara corporations managed the failed Goldome Bank subsidiaries and non-performing assets totaling over two billion dollars. From 1989 to 1990, Mr. Samuel was an executive vice president of the Special Asset Bank for NationsBank, in charge of the commercial real estate loan division totaling over three billion dollars. Previous experience with NationsBank included positions as senior vice president nationwide real estate credit and management of subsidiary and excess asset sales. Mr. Samuel was elected by the Board of Directors to fill the vacancy created by the resignation of Mr. Barry Chavitz on March 17, 2002.

----------

         (1) Dr. Martha R. Greenberg is the daughter of Dr. Fredric M. Rosemore. Consequently, she may be deemed to be an "interested person" as defined under the Investment Company Act of 1940, as amended (the "Investment Company Act").

DIRECTORS CONTINUING IN OFFICE

         Set forth below is the principal occupation of, and certain other information with respect to, each director of the Company who is continuing in office following the Annual Meeting.

         DR. FREDRIC M. ROSEMORE(1) - Dr. Rosemore, 78, has been the Chairman of the Board and Treasurer of the Company since 1983. From 1990 to 1992, Dr. Rosemore was a Vice President of the Company and from 1979 to 1990, Dr. Rosemore was the President of the Company. For many years he was engaged in diverse businesses, including the construction of apartment complexes, factory buildings, and numerous commercial retail establishments. From 1948 to 1980, Dr. Rosemore practiced optometry. He has been a director of the Company since 1983. His term as director expires in 2003.

         MR. LANCE B. ROSEMORE(1) - Mr. Rosemore, 53, has been Chief Executive Officer of the Company since May 1992, President of the Company since 1990 and Secretary since 1983. From 1990 to May 1992, Mr. Rosemore was Chief Operating Officer of the Company. Previously, Mr. Rosemore owned a consumer finance company and was employed by C.I.T. Financial and United Carolina Bank Shares. Mr. Rosemore has been an executive officer and trust manager of PMC Commercial since June 1993 and a director of the Company since 1983. His term as director expires in 2003.

         DR. IRVIN M. BORISH - Dr. Borish, 89, served as Benedict (Distinguished) Professor of Optometry at the University of Houston after retiring from Indiana University, where he holds the status of Professor Emeritus. He operated a private practice of optometry for over thirty years. He is the author of a major text in his field, holds five patents in contact lenses and was named Optometrist of the Century by Review of Optometry magazine. He has been a director of the Company since 1989. His term as director expires in 2004.

         MR. THOMAS HAMILL - Mr. Hamill, 48, is a director and owner of Midlands Management Corporation, an insurance and reinsurance service firm. From November 1996 through 2001, Mr. Hamill was Senior Vice President of JLT Re Solutions, Inc., the U.S. reinsurance subsidiary of Jardine Lloyd Thompson Group plc. From December 1989 through June 1996, Mr. Hamill was President of Caliban Holdings, Ltd ("Caliban") and its subsidiaries, including Belvedere Insurance Company Ltd. ("Belvedere"). From September 1986 through 1989, Mr. Hamill was Vice President of Belvedere. Mr. Hamill has been a director of the Company since 1992, when he was elected pursuant to an agreement between the Company and Belvedere in April 1991 whereby the directors of the Company agreed at that time to support a representative of Caliban in his candidacy for director in exchange for Belvedere's purchases of 185,000 shares of Common Stock. His term as director expires in 2004.

         MR. BARRY A. IMBER - Mr. Imber, 55, has been a principal of Imber and Company, Certified Public Accountants, or its predecessor, since 1982. Imber and Company was the independent certified public accountant for the Company and its subsidiaries for the years ended December 31, 1988 through December 31, 1991. Mr. Imber was a trust manager of PMC Commercial from September 1993 to March 1995 and a director of the Company since March 1995. His term as director expires in 2004.

NOMINATIONS FOR ELECTION TO THE BOARD OF DIRECTORS

         The Company does not have a nominating committee. The Board of Directors considers persons who will be eligible or desirable for membership on the Board of Directors. Names are solicited from all directors and an effort is made to obtain information with respect to all such potential nominees for the position of director. Shareholders wishing to recommend candidates for consideration by the Board of Directors can do so by writing to the Secretary of the Company at its offices in Dallas, Texas.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held four regular (including telephonic conferences) meetings during 2001. Each person who was a director for the entire year attended or participated in at least 75% of all regular meetings held by the

----------

         (1) Dr. Fredric M. Rosemore is the father of Mr. Lance B. Rosemore. Dr. Fredric M. Rosemore also owns in excess of 5% of the outstanding shares of Common Stock. Consequently, they may be deemed to be "interested persons" as defined under the Investment Company Act.

Board of Directors and all committees on which such director served during such year. Non-employee directors were compensated $500 for each meeting they attended. The Company reimburses the directors for the travel expenses incurred by them in connection with such meetings.

         The Audit Committee of the Board of Directors is currently comprised of Mr. Thomas Hamill, Mr. Barry Imber and Mr. Theodore Samuel. The principal functions of the Audit Committee are to oversee the financial reporting policies, the accounting issues, the portfolio valuation and the entire audit function of the Company. The Audit Committee reports its activities to the Board of Directors. The Audit Committee holds meetings at such times as may be required for the performance of its functions and, during the year ended December 31, 2001, held four meetings.

         There is no Compensation Committee; however, the Board of Directors as a whole performs the functions of such committee. The Company has appointed an Independent Directors Committee currently consisting of Dr. Irvin Borish, Mr. Thomas Hamill, Mr. Barry Imber and Mr. Theodore Samuel, each of whom is otherwise disinterested with respect to the Company. The Independent Directors Committee, which held one meeting during 2001, reviews all proposed affiliated transactions to ensure that such transactions do not violate the appropriate provisions of the Investment Company Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no Compensation Committee. Mr. Lance B. Rosemore participated in deliberations of the Company's Board of Directors concerning executive compensation for the year ended December 31, 2001.

                               EXECUTIVE OFFICERS

         The following table sets forth the names and ages of the executive officers of the Company (each of whom serves at the pleasure of the Board of Directors), all positions held with the Company by each individual, and a description of the business experience of each individual for at least the past five years.

         Name                   Age                    Title
         ----                   ---                    -----
Dr. Fredric M. Rosemore          78       Chairman of the Board and Treasurer
Mr. Lance B. Rosemore            53       President, Chief Executive Officer and Secretary
Dr. Andrew S. Rosemore           55       Executive Vice President and Chief Operating Officer
Mr. Jan F. Salit                 51       Executive Vice President, Chief Investment Officer
                                             and Assistant Secretary
Mr. Barry N. Berlin              41       Chief Financial Officer
Ms. Mary J. Brownmiller          47       Senior Vice President
Ms. Cheryl T. Murray             35       General Counsel

         For a description of the business experience of Dr. Fredric M. Rosemore and Mr. Lance B. Rosemore, see "Directors Continuing in Office" above.

         DR. ANDREW S. ROSEMORE(1) has been Chief Operating Officer of the Company since May 1992 and Executive Vice President of the Company since 1990. From 1988 to May 1990, Dr. Rosemore was Vice President of the Company. From 1973 to 1988, Dr. Rosemore owned and managed commercial rental properties, apartment complexes and factory buildings. Since 1972, Dr. Rosemore has been a licensed physician in Alabama. Dr. Rosemore has been a trust manager of PMC Commercial since June 1993 and Chairman of the Board of PMC Commercial since January 1994 and was a director of the Company from 1989 until August 1999.

         MR. JAN F. SALIT has been Executive Vice President of the Company since May 1993 and Chief Investment Officer since March 1994. Mr. Salit has also been Executive Vice President of PMC Commercial since June 1993 and Chief Investment Officer and Assistant Secretary since January 1994. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company, Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

         MR. BARRY N. BERLIN has been Chief Financial Officer of the Company and Director of Compliance since November 1992. Mr. Berlin has also been Chief Financial Officer of PMC Commercial since June 1993. From August 1986 to November 1992, he was an audit manager with Imber & Company, Certified Public Accountants. Mr. Berlin is a certified public accountant.

         MS. MARY J. BROWNMILLER has been Senior Vice President of the Company since 1992 and Vice President of the Company since November 1989. Ms. Brownmiller has also been Senior Vice President of PMC Commercial since June 1993. From 1987 to 1989, she was Vice President for Independence Mortgage, Inc., a Small Business Administration ("SBA") lender. From 1976 to 1987, Ms. Brownmiller was employed by the SBA, holding various positions including senior loan officer. Ms. Brownmiller is a certified public accountant.

         MS. CHERYL T. MURRAY has been General Counsel of the Company since March 1994. Ms. Murray has also been General Counsel of PMC Commercial since March 1994. From 1992 to 1994 she was associated with the law firm of Johnson & Gibbs, P.C. and practiced in the financial services department. Ms. Murray earned her law degree from Northwestern University School of Law.

-----

         (1) Dr. Andrew S. Rosemore owns in excess of 5% of the outstanding shares of Common Stock and is the son of Dr. Fredric M. Rosemore. Consequently, he may be deemed to be an "interested person" as defined under the Investment Company Act.

MANAGEMENT COMPENSATION

         The following table sets forth the aggregate amount of compensation paid by the Company during 2001 to each of the three highest paid executive officers and to all directors of the Company during fiscal year 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                                               Total
                              Capacities in                         Profit Sharing       Total Profit      Compensation
                                  Which                              Contribution      Sharing Benefits       Paid by
                              Remuneration         Aggregate        Accrued During         Accrued          Company to
      Name of Person            Received       Compensation(1)   Last Fiscal Year(2)       to Date           Directors
      --------------          -------------    ---------------   -------------------   ----------------    ------------
Dr. Fredric M. Rosemore     Chairman of Board     $  87,500           $  6,517             $226,472

Mr. Lance B. Rosemore       President, Chief        385,311             16,758              272,862
                            Executive Officer

Dr. Andrew S. Rosemore      Executive Vice          352,591             16,758              272,862
                            President, Chief
                            Operating Officer

Mr. Jan F. Salit            Executive Vice          227,440             16,758              123,086
                            President, Chief
                            Investment Officer

Dr. Irvin M. Borish         Director                                                                          $4,250

Mr. Thomas Hamill           Director                                                                           5,450

Mr. Barry A. Imber          Director                                                                           5,450

Dr. Martha R. Greenberg     Director                                                                           3,250

Mr. Barry A. Chafitz        Director                                                                           2,000

----------

(1) The Company has determined that the amount of perquisites and other personal benefits paid to each of the executive officers listed in the compensation table does not exceed the lesser of $50,000 or 10% of each such person's annual salary and bonus reported in such table and that the aggregate amount of perquisites and other personal benefits paid to all executive officers and directors as a group does not exceed the lesser of 10% of all such person's annual salary and bonus or $600,000 ($50,000 multiplied by 12, the number of executive officers and directors). Accordingly, none of such perquisites and other personal benefits is included in the above table.

(2) The participants in the Company's profit sharing plan (the "Plan") consist of all employees who are at least 20-1/2 years old, have been employed by the Company for six months and are employed at the end of each fiscal year or have died, become totally disabled or retired after age 65 during such fiscal year. The Plan is intended to qualify under
         Section 401(a) of the Internal Revenue Code of 1986, as amended. A distribution of $264,596 was paid to Dr. Fredric M. Rosemore. No monies were withdrawn from the Plan during 2001 for the benefit of Mr. Lance
         B. Rosemore or Dr. Andrew S. Rosemore. Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore are co-administrators of the Plan.

OPTION GRANTS

         The following table sets forth information regarding stock options granted to each of the Executive Officers under the Company's 1997 Employee Share Option Plan in the fiscal year ended December 31, 2001.

                                                                                                         Potential
                                                                                                         Realizable
                                                                                                      Value at Assumed
                                                                                                      Annual Rates of
                                                                                                           Share
                             Number of                                                                     Price
                            Securities      % of Total Options                                        Appreciation for
                            Underlying          Granted to             Exercise         Final           Option Term
                              Options            Employees              Price          Exercise      -----------------
         Name               Granted (#)       in Fiscal Year          ($/Share)          Date         (5%)      (10%)
------------------------    -----------     ------------------        ---------        ---------     ------    -------
Dr. Fredric M. Rosemore        2,500                4.4%                $8.00          6/15/06        $5,526   $12,210

Mr. Lance B. Rosemore          8,000               14.0%                 8.00          6/15/06        17,682    39,073

Dr. Andrew S. Rosemore         8,000               14.0%                 8.00          6/15/06        17,682    39,073

Mr. Jan F. Salit               7,000               12.2%                 8.00          6/15/06        15,472    34,189

Mr. Barry N. Berlin            7,000               12.2%                 8.00          6/15/06        15,472    34,189

Ms. Mary J. Brownmiller        1,500                2.6%                 8.00          6/15/06         3,315     7,326

Ms. Cheryl T. Murray           4,000                7.0%                 8.00          6/15/06         8,841    19,536

OPTION EXERCISES AND YEAR-END OPTION VALUES

          The following table sets forth, for each of the Executive Officers, information regarding exercise of stock options during the fiscal year ended December 31, 2001 and the value of unexercised stock options as of December 31, 2001. The closing price for the Common Shares, as reported by the American Stock Exchange, on December 31, 2001 (the last trading day of the fiscal year) was $7.09.

                                                            Number of Securities
                                 Shares                    Underlying Unexercised        Value of Unexercised In-
                                Acquired                         Options at                the-Money Options at
                                   on         Value           December 31, 2001             December 31, 2001
                                Exercise    Realized     (exercisable/unexercisable)   (exercisable/unexercisable)
            Name                  (#)         ($)                  (#)                             ($)
            ----                --------    --------     ---------------------------   ---------------------------
Dr. Fredric M. Rosemore            --          --                19,485 (e)/                    -- (e)/
                                                                     -- (u)                     -- (u)
Mr. Lance B. Rosemore              --          --                35,985 (e)/                    -- (e)/
                                                                     -- (u)                     -- (u)
Dr. Andrew S. Rosemore             --          --                27,985 (e)/                    -- (e)/
                                                                     -- (u)                     -- (u)
Mr. Jan F. Salit                   --          --                31,800 (e)/                    -- (e)/
                                                                     -- (u)                     -- (u)
Mr. Barry N. Berlin                --          --                32,000 (e)/                    -- (e)/
                                                                     -- (u)                     -- (u)
Ms. Mary J. Brownmiller            --          --                15,500 (e)/                    -- (e)/
                                                                     -- (u)                     -- (u)
Ms. Cheryl T. Murray               --          --                19,000 (e)/                    -- (e)/
                                                                     -- (u)                     -- (u)

----------

(u)      Options are not exercisable within 60 days of the date hereof.

(e)      Options are exercisable within 60 days of the date hereof.

EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Mr. Lance B. Rosemore, Dr. Andrew S. Rosemore, Mr. Jan F. Salit, Mr. Barry N. Berlin, Ms. Mary J. Brownmiller and Ms. Cheryl T. Murray. Each of these employment agreements provides for at least annual reviews by the Board of Directors of the salaries contained therein, with a minimum salary equal to the executive's compensation on June 1, 1998. In addition, the Board of Directors may determine, in its discretion, to award bonuses to each of the foregoing persons based on the Company's performance. Each of the employment agreements also provides that if the executive's job responsibilities are substantially modified or substantial changes are made to the executive's working conditions, the executive could resign and be entitled to be paid by the Company an amount equal to 2.99 times the annual compensation paid to the executive as of June 1, 1998.

         II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         At a meeting held on March 17, 2002, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of the Company, selected PricewaterhouseCoopers LLP as the independent public accountants of the Company for the year ending December 31, 2002, and such selection is submitted to the shareholders of the Company for ratification. PricewaterhouseCoopers LLP will perform the audit of the Company's financial statements and prepare the Company's tax returns. Representatives of PricewaterhouseCoopers LLP will be in attendance at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

PRINCIPAL ACCOUNTING FIRM FEES

         Aggregate fees billed to the Company and its subsidiaries for the fiscal year ending December 31, 2001 by the Company's principal accounting firm, PricewaterhouseCoopers LLP, are set forth below:

Audit Fees and Quarterly Reviews ....................................   $193,435

Other Audit Related -
         Issuance of Regulatory
                  and Separate Company Reports ......................   $ 24,800(a)(b)

         Uniform Single Attestation Program for
                  Mortgage Bankers ("USAP") compliance procedures ...   $ 11,500(a)

All Other Fees ......................................................   $ 37,488(a)(c)

----------

(a) The Audit Committee has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant's independence.

(b) Represents fees incurred by the Company's subsidiaries relating to the reporting requirements of the Small Business Administration ("SBA").

(c)      Includes tax return compliance and preparation fees.

         THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

         In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and budget and staffing. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

         The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board of Directors concurred in such recommendation.

                                                         AUDIT COMMITTEE OF THE
                                                         BOARD OF DIRECTORS

                                                         Thomas Hamill
                                                         Barry A. Imber

                HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         On March 31, 2002, the Company had outstanding 11,853,516 shares of Common Stock. The table below lists, as of the same date, certain information regarding the beneficial ownership of the Company's Common Stock by all persons who are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the directors, the executive officers and by all directors, executive officers and principal shareholders as a group.

      Names and Addresses                         Amount and Nature of                   Percent of
      of Beneficial Owners                        Beneficial Ownership                   Ownership
      --------------------                        --------------------                   ---------
Dr. Irvin M. Borish (1)                                   120,000                           1.0%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Martha R. Greenberg *(2)                              633,401                           5.3%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Thomas Hamill                                           9,276                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Barry A. Imber                                          5,000                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Andrew S. Rosemore *(3)                               813,952                           6.9%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Fredric M. Rosemore *(4)                              522,480                           4.4%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Lance B. Rosemore *(5)                                280,464                           2.4%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Theodore J. Samuel                                         **                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Jan F. Salit (6)                                       32,979                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Barry N. Berlin (7)                                    32,488                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

      Names and Addresses                         Amount and Nature of                   Percent of
      of Beneficial Owners                        Beneficial Ownership                   Ownership
      --------------------                        --------------------                   ---------
Ms. Mary J. Brownmiller (8)                                17,610                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Ms. Cheryl T. Murray (9)                                   19,200                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Directors, executive officers                           2,486,850                           21.0%
and principal shareholders as a group
(12 persons)

----------

(1) Includes 120,000 shares held by a partnership of which Dr. Borish is the general partner.

(2) Includes 21,523 shares in which her children have a beneficial interest, 31,400 shares held in an individual retirement account, 145,000 shares held jointly with her husband, 220,578 shares held in a pension trust, 5,240 shares held by a partnership for the benefit of Dr. Greenberg, and 25,300 shares held in trust for the benefit of Dr. Greenberg and her children. Does not include 173,860 shares owned by her husband, as to which shares she disclaims any beneficial interest.

(3) Includes 374,332 shares held by a partnership of which Dr. Andrew Rosemore and his wife are general partners, 8,600 shares held as custodian for his children, 370,250 shares held in individual retirement accounts, 24,785 shares held in trust for the benefit of Dr. Andrew Rosemore and his children and 27,985 unexercised exercisable options.

(4) Represents shares held by a partnership of which Dr. Fredric Rosemore is a general partner and shares held jointly with his wife. Also includes 19,485 unexercised exercisable options.

(5) Includes 4,869 shares in which his minor children have beneficial interest, 150,989 shares held jointly with his wife, 11,486 shares held in an individual retirement account, 26,095 shares held in trust for the benefit of Mr. Rosemore and his children, 6,600 shares held by a partnership for the benefit of Mr. Rosemore and his children, 4,020 shares owned individually by Mr. Rosemore's wife and 35,985 unexercised exercisable options.

(6) Includes 979 shares held in an individual retirement account and includes 31,800 unexercised exercisable options.

(7)      Includes 32,000 unexercised exercisable options.

(8)      Includes 15,500 unexercised exercisable options.

(9)      Includes 19,000 unexercised exercisable options.

*        Mr. Lance B. Rosemore, Dr. Andrew S. Rosemore and Dr. Martha R.
         Greenberg are siblings and are also the children of Dr. Fredric M. Rosemore. Drs. Andrew S. Rosemore and Martha R. Greenberg each own at least 5% of the shares of the Company. Consequently, all such persons may be deemed to be "interested persons" as defined under the Investment Company Act.

**       Less than 1.0%

                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders that are intended by such persons to be presented at the 2003 Annual Meeting of Shareholders of the Company and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company not later than December 20, 2002. Shareholder proposals will be presented at the 2003 Annual Meeting of Shareholders only to the extent that such proposals meet certain guidelines established under federal securities laws. Proposals should be sent to Mr. Lance
B. Rosemore, Secretary, 18111 Preston Road, Suite 600, Dallas, Texas 75252.

                              COSTS OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. The Company may request banks, brokerage house and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial holders of the shares, or to request authority for the execution of the proxies, and the Company may reimburse such banks, brokerage house and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition to solicitations by mail, officers of the Company may, without extra remuneration, make supplementary solicitations of proxies personally or by telephone, telegram or cable.

                                  OTHER MATTERS

         Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to act in accordance with their best judgment on such matters. It is important that proxies be returned promptly to avoid unnecessary expense. Shareholders are urged, regardless of their number of shares of Common Stock, to date, sign and return the enclosed proxy. The Company's Annual Report to Shareholders is being distributed along with this Proxy Statement. If you do not receive a copy of the Annual Report, please contact the Company's Investor Relations Department at (972) 349-3256 and one will be provided to you.

                                              By Order of the Board of Directors

                                              /s/ LANCE B. ROSEMORE


                                              LANCE B. ROSEMORE
                                              Secretary

Dated:  April 19, 2002

                                PMC CAPITAL, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Jan F. Salit and Barry N. Berlin, and each of them, Proxies with power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of PMC Capital, Inc. held of record by the undersigned on April 1, 2002 at the Annual Meeting of Shareholders to be held in Dallas, Texas on Wednesday, May 15, 2002, at 9:30 a.m., local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.


1.   ELECTION OF DIRECTORS   [ ]  FOR all nominees listed    [ ] WITHHOLD AUTHORITY
                             below (except as marked to      to vote for all nominees
                             the contrary below)             listed below


 (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

            Dr. Martha R. Greenberg
            Mr. Theodore J. Samuel

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for 2002.

         [ ] FOR                  [ ] AGAINST                 [ ] ABSTAIN

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted "FOR" Items 1 and 2.

Please sign exactly as the name appears on this Proxy. When shares are held by joint tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.


                            ---------------------------------------
                            Signature


                            ---------------------------------------
                            Signature if held jointly


                            Dated:                   , 2002
                                   ------------------

================================================================================
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
================================================================================